Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Second Quarter 2017

August 1, 2017

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc.

Table of Contents - Investor Supplement - Second Quarter 2017

American Financial Group, Inc.

Financial Highlights

(in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Highlights
Net earnings	$145	$153	$385	$109	$54	$298	$155
Core net operating earnings	145	151	176	134	113	296	224
Total assets	58,618	57,464	55,072	54,845	52,733	58,618	52,733
Adjusted shareholders’ equity (a)	4,837	4,815	4,617	4,487	4,356	4,837	4,356
Property and Casualty net written premiums	1,130	1,027	1,083	1,268	1,056	2,157	2,035
Annuity statutory premiums	1,266	1,290	1,111	941	1,098	2,556	2,383

Per share data
Diluted earnings per share	$1.61	$1.72	$4.33	$1.23	$0.62	$3.32	$1.76
Core net operating earnings per share	1.61	1.69	1.98	1.51	1.28	3.29	2.53
Adjusted book value per share (a)	54.97	54.98	53.11	51.68	50.16	54.97	50.16
Cash dividends per common share	1.8125	0.3125	1.3125	0.2800	0.2800	2.1250	0.5600

Financial ratios
Annualized return on equity (b)	12.3%	13.3%	34.4%	9.9%	5.1%	12.8%	7.2%
Annualized core operating return on equity (b)	12.3%	13.1%	15.7%	12.2%	10.5%	12.7%	10.4%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	59.5%	59.5%	63.7%	62.9%	61.2%	59.5%	59.8%
Underwriting expense ratio	33.7%	32.7%	26.7%	30.3%	32.7%	33.2%	32.9%

Combined ratio - Specialty	93.2%	92.2%	90.4%	93.2%	93.9%	92.7%	92.7%

Net spread on fixed annuities:
Net interest spread	2.61%	2.58%	2.70%	2.85%	2.84%	2.59%	2.69%
Net spread earned:
Before impact of fair value accounting	1.32%	1.31%	1.42%	1.46%	1.45%	1.31%	1.33%
Impact of fair value accounting (c)	(0.21%)	(0.03%)	0.40%	0.01%	(0.37%)	(0.12%)	(0.42%)

After impact of fair value accounting	1.11%	1.28%	1.82%	1.47%	1.08%	1.19%	0.91%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc.

Summary of Earnings

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Property and Casualty Insurance
Underwriting profit	$72	$78	$110	$78	$62	$150	$149
Net investment income	96	86	85	93	89	182	172
Other income (expense)	(5)	5	(15)	(18)	(12)	—	(24)

Property and Casualty Insurance operating earnings	163	169	180	153	139	332	297
Annuity earnings	85	96	132	107	76	181	129
Run-off Long-Term Care and Life earnings	2	—	2	1	—	2	(1)
Interest expense of parent holding companies	(23)	(21)	(21)	(19)	(19)	(44)	(37)
Other expense	(23)	(26)	(29)	(29)	(19)	(49)	(41)

Pre-tax core operating earnings	204	218	264	213	177	422	347
Income tax expense	59	67	88	79	64	126	123

Core net operating earnings	145	151	176	134	113	296	224
Non-core items, net of tax:
Realized gains (losses) on securities	5	2	32	1	(10)	7	(20)
Realized gain (loss) on sale of subsidiaries	—	—	—	—	1	—	1
Gain on sale of hotel and apartment properties	—	—	—	—	15	—	15
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(23)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(3)	—	—	—
Neon exited lines charge	—	—	—	—	(65)	—	(65)
Tax benefit related to National Interstate merger	—	—	66	—	—	—	—
Tax benefit related to Neon restructuring	—	—	111	—	—	—	—
Loss on retirement of debt	(5)	—	—	—	—	(5)	—

Net earnings	$145	$153	$385	$109	$54	$298	$155

American Financial Group, Inc.

Earnings Per Share Summary

(in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Core net operating earnings	$145	$151	$176	$134	$113	$296	$224

Net earnings	$145	$153	$385	$109	$54	$298	$155

Average number of diluted shares	89.799	89.342	88.774	88.461	88.390	89.572	88.443
Diluted earnings per share:
Core net operating earnings per share	$1.61	$1.69	$1.98	$1.51	$1.28	$3.29	$2.53
Realized gains (losses) on securities	0.05	0.03	0.36	0.02	(0.11)	0.08	(0.22)
Realized gain (loss) on sale of subsidiaries	—	—	—	—	0.01	—	0.01
Gain on sale of hotel and apartment properties	—	—	—	—	0.17	—	0.17
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.26)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.04)	—	—	—
Neon exited lines charge	—	—	—	—	(0.73)	—	(0.73)
Tax benefit related to National Interstate merger	—	—	0.74	—	—	—	—
Tax benefit related to Neon restructuring	—	—	1.25	—	—	—	—
Loss on retirement of debt	(0.05)	—	—	—	—	(0.05)	—

Diluted earnings per share	$1.61	$1.72	$4.33	$1.23	$0.62	$3.32	$1.76

American Financial Group, Inc.

Property and Casualty Insurance - Summary Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Property and Transportation	$21	$43	$75	$44	$15	$64	$47
Specialty Casualty	29	15	13	13	23	44	52
Specialty Financial	23	22	20	19	22	45	45
Other Specialty	—	(1)	2	2	3	(1)	5

Underwriting profit - Specialty	73	79	110	78	63	152	149
Other core charges, included in loss and LAE	1	1	—	—	1	2	—

Underwriting profit - Core	72	78	110	78	62	150	149
Special A&E charges, included in loss and LAE	—	—	—	(36)	—	—	—
Neon exited lines charge, included in loss and LAE	—	—	—	—	(57)	—	(57)
Neon exited lines charge, included in underwriting expenses	—	—	—	—	(8)	—	(8)

Underwriting profit (loss) - Property and Casualty Insurance	$72	$78	$110	$42	$(3)	$150	$84

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	18	7	12	14	21	25	29

Total current accident year catastrophe losses	$18	$7	$12	$14	$21	$25	$29

Prior year loss reserve development (favorable) / adverse	$(22)	$(28)	$10	$22	$28	$(50)	$—

Combined ratio:
Property and Transportation	94.2%	87.3%	83.9%	91.1%	95.9%	90.7%	93.4%
Specialty Casualty	94.7%	97.0%	97.4%	97.4%	95.3%	95.8%	94.8%
Specialty Financial	84.4%	85.0%	86.0%	86.4%	84.4%	84.8%	83.5%
Other Specialty	98.3%	105.8%	94.9%	91.5%	89.2%	102.0%	89.4%
Combined ratio - Specialty	93.2%	92.2%	90.4%	93.2%	93.9%	92.7%	92.7%
Other core charges	0.2%	0.1%	0.0%	0.1%	0.1%	0.1%	0.0%
Neon exited lines charge, loss and LAE	0.0%	0.0%	0.0%	0.0%	5.5%	0.0%	2.8%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.8%	0.0%	0.4%
Special A&E charges	0.0%	0.0%	0.0%	3.0%	0.0%	0.0%	0.0%

Combined ratio	93.4%	92.3%	90.4%	96.3%	100.3%	92.8%	95.9%

Combined ratio excl. catastrophe and prior year development	93.7%	94.3%	88.4%	93.1%	94.8%	94.0%	94.1%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	60.0%	61.6%	61.7%	62.8%	62.1%	60.8%	61.2%
Prior accident year loss reserve development	(2.0%)	(2.7%)	0.9%	2.0%	2.7%	(2.4%)	0.1%
Current accident year catastrophe loss	1.7%	0.7%	1.1%	1.2%	2.0%	1.2%	1.4%

Loss and LAE ratio	59.7%	59.6%	63.7%	66.0%	66.8%	59.6%	62.7%

American Financial Group, Inc.

Specialty - Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Gross written premiums	$1,503	$1,324	$1,441	$1,899	$1,398	$2,827	$2,641
Ceded reinsurance premiums	(373)	(297)	(358)	(631)	(342)	(670)	(606)

Net written premiums	1,130	1,027	1,083	1,268	1,056	2,157	2,035
Change in unearned premiums	(65)	(5)	61	(109)	(29)	(70)	(10)

Net earned premiums	1,065	1,022	1,144	1,159	1,027	2,087	2,025
Loss and LAE	634	608	729	729	629	1,242	1,211
Underwriting expense	358	335	305	352	335	693	665

Underwriting profit	$73	$79	$110	$78	$63	$152	$149

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	18	7	12	14	21	25	29

Total current accident year catastrophe losses	$18	$7	$12	$14	$21	$25	$29

Prior year loss reserve development (favorable) / adverse	$(23)	$(29)	$10	$(14)	$(30)	$(52)	$(57)

Combined ratio:
Loss and LAE ratio	59.5%	59.5%	63.7%	62.9%	61.2%	59.5%	59.8%
Underwriting expense ratio	33.7%	32.7%	26.7%	30.3%	32.7%	33.2%	32.9%

Combined ratio	93.2%	92.2%	90.4%	93.2%	93.9%	92.7%	92.7%

Combined ratio excl. catastrophe and prior year development	93.7%	94.3%	88.4%	93.1%	94.8%	94.0%	94.1%

Loss and LAE components:
Current accident year, excluding catastrophe loss	60.0%	61.6%	61.7%	62.8%	62.1%	60.8%	61.2%
Prior accident year loss reserve development	(2.2%)	(2.8%)	0.9%	(1.1%)	(2.9%)	(2.5%)	(2.8%)
Current accident year catastrophe loss	1.7%	0.7%	1.1%	1.2%	2.0%	1.2%	1.4%

Loss and LAE ratio	59.5%	59.5%	63.7%	62.9%	61.2%	59.5%	59.8%

American Financial Group, Inc.

Property and Transportation - Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Gross written premiums	$573	$416	$577	$991	$538	$989	$936
Ceded reinsurance premiums	(180)	(92)	(183)	(406)	(156)	(272)	(243)

Net written premiums	393	324	394	585	382	717	693
Change in unearned premiums	(36)	18	71	(92)	(17)	(18)	11

Net earned premiums	357	342	465	493	365	699	704
Loss and LAE	232	208	319	339	245	440	456
Underwriting expense	104	91	71	110	105	195	201

Underwriting profit	$21	$43	$75	$44	$15	$64	$47

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	11	5	6	7	12	16	18

Total current accident year catastrophe losses	$11	$5	$6	$7	$12	$16	$18

Prior year loss reserve development (favorable) / adverse	$(11)	$(17)	$13	$(5)	$(12)	$(28)	$(29)

Combined ratio:
Loss and LAE ratio	64.9%	60.8%	68.6%	68.8%	67.0%	62.8%	64.7%
Underwriting expense ratio	29.3%	26.5%	15.3%	22.3%	28.9%	27.9%	28.7%

Combined ratio	94.2%	87.3%	83.9%	91.1%	95.9%	90.7%	93.4%

Combined ratio excl. catastrophe and prior year development	94.3%	90.7%	79.7%	90.7%	95.8%	92.5%	95.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.0%	64.2%	64.4%	68.4%	66.9%	64.6%	66.3%
Prior accident year loss reserve development	(3.1%)	(4.8%)	3.0%	(1.2%)	(3.2%)	(4.0%)	(4.1%)
Current accident year catastrophe loss	3.0%	1.4%	1.2%	1.6%	3.3%	2.2%	2.5%

Loss and LAE ratio	64.9%	60.8%	68.6%	68.8%	67.0%	62.8%	64.7%

American Financial Group, Inc.

Specialty Casualty - Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Gross written premiums	$756	$744	$684	$722	$688	$1,500	$1,386
Ceded reinsurance premiums	(195)	(204)	(174)	(218)	(185)	(399)	(364)

Net written premiums	561	540	510	504	503	1,101	1,022
Change in unearned premiums	(24)	(32)	—	(7)	(6)	(56)	(23)

Net earned premiums	537	508	510	497	497	1,045	999
Loss and LAE	339	331	348	330	329	670	642
Underwriting expense	169	162	149	154	145	331	305

Underwriting profit	$29	$15	$13	$13	$23	$44	$52

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	1	4	2	3	3	4

Total current accident year catastrophe losses	$2	$1	$4	$2	$3	$3	$4

Prior year loss reserve development (favorable) / adverse	$(5)	$(6)	$3	$(2)	$(10)	$(11)	$(14)

Combined ratio:
Loss and LAE ratio	63.1%	65.2%	68.2%	66.5%	66.1%	64.1%	64.2%
Underwriting expense ratio	31.6%	31.8%	29.2%	30.9%	29.2%	31.7%	30.6%

Combined ratio	94.7%	97.0%	97.4%	97.4%	95.3%	95.8%	94.8%

Combined ratio excl. catastrophe and prior year development	95.2%	97.9%	96.1%	97.4%	96.6%	96.5%	95.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	63.6%	66.1%	66.9%	66.5%	67.4%	64.8%	65.2%
Prior accident year loss reserve development	(0.9%)	(1.1%)	0.5%	(0.3%)	(2.0%)	(1.0%)	(1.4%)
Current accident year catastrophe loss	0.4%	0.2%	0.8%	0.3%	0.7%	0.3%	0.4%

Loss and LAE ratio	63.1%	65.2%	68.2%	66.5%	66.1%	64.1%	64.2%

American Financial Group, Inc.

Specialty Financial - Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Gross written premiums	$174	$164	$180	$186	$172	$338	$319
Ceded reinsurance premiums	(25)	(23)	(26)	(37)	(28)	(48)	(50)

Net written premiums	149	141	154	149	144	290	269
Change in unearned premiums	(3)	6	(13)	(4)	(5)	3	2

Net earned premiums	146	147	141	145	139	293	271
Loss and LAE	49	52	46	45	42	101	87
Underwriting expense	74	73	75	81	75	147	139

Underwriting profit	$23	$22	$20	$19	$22	$45	$45

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	5	1	2	5	3	6	4

Total current accident year catastrophe losses	$5	$1	$2	$5	$3	$6	$4

Prior year loss reserve development (favorable) / adverse	$(8)	$(9)	$(6)	$(6)	$(7)	$(17)	$(11)

Combined ratio:
Loss and LAE ratio	33.1%	35.6%	32.4%	31.6%	30.1%	34.4%	32.0%
Underwriting expense ratio	51.3%	49.4%	53.6%	54.8%	54.3%	50.4%	51.5%

Combined ratio	84.4%	85.0%	86.0%	86.4%	84.4%	84.8%	83.5%

Combined ratio excl. catastrophe and prior year development	86.5%	90.6%	88.8%	87.0%	87.0%	88.6%	85.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	35.2%	41.2%	35.2%	32.2%	32.7%	38.2%	34.4%
Prior accident year loss reserve development	(5.4%)	(6.4%)	(4.5%)	(3.9%)	(4.6%)	(5.8%)	(4.0%)
Current accident year catastrophe loss	3.3%	0.8%	1.7%	3.3%	2.0%	2.0%	1.6%

Loss and LAE ratio	33.1%	35.6%	32.4%	31.6%	30.1%	34.4%	32.0%

American Financial Group, Inc.

Other Specialty - Underwriting Results (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	27	22	25	30	27	49	51

Net written premiums	27	22	25	30	27	49	51
Change in unearned premiums	(2)	3	3	(6)	(1)	1	—

Net earned premiums	25	25	28	24	26	50	51
Loss and LAE	14	17	16	15	13	31	26
Underwriting expense	11	9	10	7	10	20	20

Underwriting profit	$—	$(1)	$2	$2	$3	$(1)	$5

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	—	—	3	—	3

Total current accident year catastrophe losses	$—	$—	$—	$—	$3	$—	$3

Prior year loss reserve development (favorable) / adverse	$1	$3	$—	$(1)	$(1)	$4	$(3)

Combined ratio:
Loss and LAE ratio	62.0%	68.0%	59.5%	55.2%	52.5%	64.9%	52.3%
Underwriting expense ratio	36.3%	37.8%	35.4%	36.3%	36.7%	37.1%	37.1%

Combined ratio	98.3%	105.8%	94.9%	91.5%	89.2%	102.0%	89.4%

Combined ratio excl. catastrophe and prior year development	93.5%	93.4%	93.7%	95.1%	86.4%	93.5%	91.1%

American Financial Group, Inc.

Annuity Earnings (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Net investment income	$360	$347	$346	$351	$344	$707	$659
Guaranteed withdrawal benefit fees	14	14	14	14	13	28	25
Policy charges and other miscellaneous income	12	13	13	12	11	25	25

Total revenues	386	374	373	377	368	760	709
Annuity benefits expense	224	196	160	189	223	420	451
Acquisition expenses	47	52	54	53	40	99	74
Other expenses	30	30	27	28	29	60	55

Total costs and expenses	301	278	241	270	292	579	580

Annuity earnings before income taxes	$85	$96	$132	$107	$76	$181	$129

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$101	$98	$103	$106	$102	$199	$186
Impact of fair value accounting (a)	(16)	(2)	29	1	(26)	(18)	(57)

Annuity earnings before income taxes	$85	$96	$132	$107	$76	$181	$129

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc.

Detail of Annuity Benefits Expense (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Detail of annuity benefits expense:
Interest credited - fixed	$157	$152	$148	$145	$142	$309	$281
Interest credited - fixed component of variable annuities	2	1	1	1	2	3	3
Change in expected death and annuitization reserve	4	4	4	5	4	8	9
Amortization of sales inducements	4	6	7	6	6	10	11
Guaranteed withdrawal benefit reserve	17	16	20	18	15	33	31
Change in other benefit reserves	9	11	11	10	8	20	13
Unlockings (a)	—	—	23	—	—	—	—

Subtotal before impact of fair value accounting	193	190	214	185	177	383	348
Embedded derivative mark-to-market (b)	112	147	6	109	62	259	79
Equity option mark-to-market	(81)	(141)	(60)	(105)	(16)	(222)	24

Subtotal impact of fair value accounting	31	6	(54)	4	46	37	103

Total annuity benefits expense	$224	$196	$160	$189	$223	$420	$451

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $24 million in 2016 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense reduction of $1 million in 2016.
(b)	Excludes unlocking impact of $17 million in 2016.

American Financial Group, Inc.

Net Spread on Fixed Annuities (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Average fixed annuity investments (at amortized cost)	$30,988	$30,055	$29,192	$28,548	$27,964	$30,522	$27,575
Average annuity benefits accumulated	31,212	30,183	29,250	28,538	27,861	30,698	27,398

Investments in excess of annuity benefits accumulated	$(224)	$(128)	$(58)	$10	$103	$(176)	$177

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.62%	4.59%	4.72%	4.88%	4.88%	4.60%	4.74%
Interest credited	(2.01%)	(2.01%)	(2.02%)	(2.03%)	(2.04%)	(2.01%)	(2.05%)

Net interest spread on fixed annuities	2.61%	2.58%	2.70%	2.85%	2.84%	2.59%	2.69%
Policy charges and other miscellaneous income	0.12%	0.14%	0.15%	0.14%	0.13%	0.13%	0.15%
Other annuity benefit expenses, net	(0.27%)	(0.31%)	(0.38%)	(0.36%)	(0.30%)	(0.29%)	(0.28%)
Acquisition expenses	(0.58%)	(0.67%)	(1.06%)	(0.72%)	(0.55%)	(0.62%)	(0.51%)
Other expenses	(0.38%)	(0.38%)	(0.35%)	(0.39%)	(0.38%)	(0.38%)	(0.38%)
Change in fair value of derivatives	(0.39%)	(0.08%)	0.73%	(0.05%)	(0.66%)	(0.24%)	(0.76%)
Unlockings	0.00%	0.00%	0.03%	0.00%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities	1.11%	1.28%	1.82%	1.47%	1.08%	1.19%	0.91%

Average annuity benefits accumulated	$31,212	$30,183	$29,250	$28,538	$27,861	$30,698	$27,398
Net spread earned on fixed annuities	1.11%	1.28%	1.82%	1.47%	1.08%	1.19%	0.91%

Earnings on fixed annuity benefits accumulated	$87	$96	$133	$105	$75	$183	$125
Investments in excess of annuity benefits accumulated	$(224)	$(128)	$(58)	$10	$103	$(176)	$177
Net investment income (as % of investments)	4.62%	4.59%	4.72%	4.88%	4.88%	4.60%	4.74%

Earnings on investments in excess of annuity benefits accumulated	$(3)	$(1)	$—	$—	$1	$(4)	$4
Variable annuity earnings	1	1	(1)	2	—	2	—

Earnings before income taxes - core	$85	$96	$132	$107	$76	$181	$129

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.32%	1.31%	1.42%	1.46%	1.45%	1.31%	1.33%
Change in fair value of derivatives	(0.39%)	(0.08%)	0.73%	(0.05%)	(0.66%)	(0.24%)	(0.76%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	0.18%	0.05%	(0.33%)	0.06%	0.29%	0.12%	0.34%

Net spread earned core - after impact of fair value accounting	1.11%	1.28%	1.82%	1.47%	1.08%	1.19%	0.91%

American Financial Group, Inc.

Annuity Premiums (Statutory)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Retail single premium annuities - indexed	$474	$469	$415	$340	$413	$943	$959
Retail single premium annuities - fixed	22	20	22	18	22	42	42
Financial institutions single premium annuities - indexed	500	487	474	435	507	987	1,041
Financial institutions single premium annuities - fixed	215	262	152	97	100	477	219
Education market - fixed and indexed annuities	47	45	40	42	45	92	102

Subtotal fixed annuity premiums	1,258	1,283	1,103	932	1,087	2,541	2,363
Variable annuities	8	7	8	9	11	15	20

Total annuity premiums	$1,266	$1,290	$1,111	$941	$1,098	$2,556	$2,383

American Financial Group, Inc.

Fixed Annuity Benefits Accumulated (GAAP)

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Beginning fixed annuity reserves	$30,719	$29,647	$28,853	$28,222	$27,499	$29,647	$26,371
Premiums	1,258	1,283	1,103	932	1,087	2,541	2,363
Federal Home Loan Bank advances	—	—	—	—	—	—	150
Surrenders, benefits and other withdrawals	(571)	(539)	(524)	(586)	(596)	(1,110)	(1,079)
Interest and other annuity benefit expenses:
Interest credited	157	152	148	145	142	309	281
Embedded derivative mark-to-market	112	147	6	109	62	259	79
Change in other benefit reserves	29	29	34	31	28	58	57
Unlockings	—	—	27	—	—	—	—

Ending fixed annuity reserves	$31,704	$30,719	$29,647	$28,853	$28,222	$31,704	$28,222

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$31,704	$30,719	$29,647	$28,853	$28,222	$31,704	$28,222
Impact of unrealized investment gains on reserves	128	100	76	180	188	128	188
Fixed component of variable annuities	182	183	184	189	186	182	186

Annuity benefits accumulated per balance sheet	$32,014	$31,002	$29,907	$29,222	$28,596	$32,014	$28,596

Annualized surrenders and other withdrawals as a % of beginning reserves	7.4%	7.3%	7.3%	8.3%	8.7%	7.5%	8.2%

American Financial Group, Inc.

Consolidated Balance Sheet

($ in millions)

	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16
Assets:
Total cash and investments	$44,779	$43,350	$41,433	$41,805	$40,639	$39,437
Recoverables from reinsurers	2,839	2,735	2,737	2,814	2,576	2,561
Prepaid reinsurance premiums	587	533	539	634	521	475
Agents’ balances and premiums receivable	1,124	989	997	1,029	992	936
Deferred policy acquisition costs	1,156	1,205	1,239	867	881	1,055
Assets of managed investment entities	4,873	5,331	4,765	4,312	4,410	3,906
Other receivables	923	875	908	1,391	788	693
Variable annuity assets (separate accounts)	620	614	600	606	595	595
Other assets	1,518	1,633	1,655	1,188	1,132	1,181
Goodwill	199	199	199	199	199	199

Total assets	$58,618	$57,464	$55,072	$54,845	$52,733	$51,038

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,730	$8,621	$8,563	$8,661	$8,203	$8,108
Unearned premiums	2,294	2,174	2,171	2,328	2,109	2,051
Annuity benefits accumulated	32,014	31,002	29,907	29,222	28,596	27,812
Life, accident and health reserves	676	687	691	700	702	708
Payable to reinsurers	681	621	634	835	588	501
Liabilities of managed investment entities	4,685	5,101	4,549	4,067	4,192	3,656
Long-term debt	1,405	1,283	1,283	1,300	998	998
Variable annuity liabilities (separate accounts)	620	614	600	606	595	595
Other liabilities	2,201	2,166	1,755	1,768	1,557	1,672

Total liabilities	$53,306	$52,269	$50,153	$49,487	$47,540	$46,101
Shareholders’ equity:
Common stock	$88	$88	$87	$87	$87	$87
Capital surplus	1,158	1,138	1,111	1,242	1,228	1,218
Unappropriated retained earnings	3,451	3,466	3,343	3,079	3,016	3,002
Unrealized gains - equities	158	145	98	103	46	40
Unrealized gains - fixed maturities	481	384	306	669	639	426
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(6)	(8)	(7)	5	5	4
Other comprehensive income, net of tax	(18)	(22)	(22)	(24)	(21)	(22)

Total shareholders’ equity	5,312	5,191	4,916	5,161	5,000	4,755
Noncontrolling interests	—	4	3	197	193	182

Total liabilities and equity	$58,618	$57,464	$55,072	$54,845	$52,733	$51,038

American Financial Group, Inc.

Book Value Per Share and Price / Book Summary

(in millions, except per share information)

	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16
Shareholders’ equity	$5,312	$5,191	$4,916	$5,161	$5,000	$4,755
Unrealized (gains) related to fixed maturities	(475)	(376)	(299)	(674)	(644)	(430)

Adjusted shareholders’ equity	4,837	4,815	4,617	4,487	4,356	4,325
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(30)	(32)	(34)	(44)	(46)	(47)

Tangible adjusted shareholders’ equity	$4,608	$4,584	$4,384	$4,244	$4,111	$4,079

Common shares outstanding	88.007	87.592	86.924	86.813	86.850	86.966
Book value per share:
Book value per share	$60.36	$59.26	$56.55	$59.45	$57.57	$54.67
Adjusted (a)	54.97	54.98	53.11	51.68	50.16	49.72
Tangible, adjusted (b)	52.36	52.34	50.43	48.89	47.34	46.90
Market capitalization
AFG’s closing common share price	$99.37	$95.42	$88.12	$75.00	$73.93	$70.37
Market capitalization	$8,745	$8,358	$7,660	$6,511	$6,421	$6,120
Price / Adjusted book value ratio	1.81	1.74	1.66	1.45	1.47	1.42

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc.

Capitalization

($ in millions)

	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16
AFG senior obligations	$1,128	$1,008	$1,008	$1,008	$708	$708
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	—	—	—	18	12	12

Debt excluding subordinated debt	$1,128	$1,008	$1,008	$1,026	$720	$720
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,428	$1,308	$1,308	$1,326	$1,020	$1,020
Shareholders’ equity	5,312	5,191	4,916	5,161	5,000	4,755
Noncontrolling interests	—	4	3	197	193	182
Less:
Unrealized (gains) - fixed maturity investments	(481)	(384)	(306)	(669)	(639)	(426)

Total adjusted capital	$6,259	$6,119	$5,921	$6,015	$5,574	$5,531

Ratio of debt to total adjusted capital:
Including subordinated debt	22.8%	21.4%	22.1%	22.0%	18.3%	18.4%
Excluding subordinated debt	18.0%	16.5%	17.0%	17.1%	12.9%	13.0%

American Financial Group, Inc.

Additional Supplemental Information

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Property and Casualty Insurance
Paid Losses (GAAP)	$652	$554	$683	$537	$586	$1,206	$1,133

	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	03/31/16
Statutory Surplus
Property and Casualty Insurance	$2,882	$3,013	$2,939	$3,038	$2,601	$2,574
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,389	$2,341	$2,234	$2,216	$2,089	$2,032
Allowable dividends without regulatory approval
Property and Casualty Insurance	$496	$496	$496	$434	$434	$434
Annuity and Run-off	197	197	197	375	375	375

Total	$693	$693	$693	$809	$809	$809

American Financial Group, Inc.

Total Cash and Investments

($ in millions)

	Carrying Value - June 30, 2017
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,024	$740	$443	$—	$2,207	5%
Fixed maturities - Available for sale	7,152	30,338	14	—	37,504	84%
Fixed maturities - Trading	222	117	—	—	339	1%
Equity securities	1,050	537	53	—	1,640	4%
Policy loans	—	188	—	—	188	0%
Mortgage loans	256	928	—	—	1,184	2%
Equity index call options	—	589	—	—	589	1%
Real estate and other investments	504	766	46	(188)	1,128	3%

Total cash and investments	$10,208	$34,203	$556	$(188)	$44,779	100%

Unrealized gain/(loss) on equity securities	$155	$88	$—	$—	$243

	Carrying Value - December 31, 2016
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,383	$511	$213	$—	$2,107	5%
Fixed maturities - Available for sale	6,510	28,021	13	—	34,544	83%
Fixed maturities - Trading	242	117	—	—	359	1%
Equity securities	1,013	496	49	—	1,558	4%
Policy loans	—	192	—	—	192	0%
Mortgage loans	261	886	—	—	1,147	3%
Equity index call options	—	492	—	—	492	1%
Real estate and other investments	497	705	48	(216)	1,034	3%

Total cash and investments	$9,906	$31,420	$323	$(216)	$41,433	100%

Unrealized gain/(loss) on equity securities	$102	$49	$—	$—	$151

American Financial Group, Inc.

Net Investment Income

($ in millions)

	Three Months Ended					Six Months Ended
	06/30/17	03/31/17	12/31/16	09/30/16	06/30/16	06/30/17	06/30/16
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$65	$63	$64	$63	$66	$128	$130
Fixed maturities - Trading	2	1	(1)	2	1	3	2
Equity securities	12	14	13	13	12	26	25
Equity in investees	11	4	7	7	2	15	8
Other investments	8	6	6	10	10	14	11

Gross investment income	98	88	89	95	91	186	176
Investment expenses	(2)	(2)	(4)	(2)	(2)	(4)	(4)

Total net investment income	$96	$86	$85	$93	$89	$182	$172

Average cash and investments (a)	$9,947	$9,855	$9,779	$9,647	$9,465	$9,872	$9,397

Average yield (b)	3.86%	3.49%	3.48%	3.86%	3.76%	3.69%	3.66%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$322	$318	$315	$307	$307	$640	$601
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	5	5	7	6	6	10	11
Equity in investees	10	6	6	9	2	16	7
Other investments	22	19	20	27	29	41	40

Gross investment income	359	348	348	349	344	707	659
Investment expenses	(2)	(3)	(4)	(1)	(2)	(5)	(5)

Total net investment income	$357	$345	$344	$348	$342	$702	$654

Average cash and investments (a)	$30,988	$30,055	$29,192	$28,548	$27,964	$30,522	$27,575

Average yield (b)	4.62%	4.59%	4.72%	4.88%	4.88%	4.60%	4.74%

AFG consolidated net investment income:
Property & Casualty	$96	$86	$85	$93	$89	$182	$172
Annuity and Run-off:
Fixed Annuity	357	345	344	348	342	702	654
Variable Annuity	3	2	2	3	2	5	5
Run-off	5	5	6	5	5	10	10
Other	4	3	—	1	4	7	5
Consolidate CLOs	(5)	(6)	(8)	(17)	(19)	(11)	(12)

Total net investment income	$460	$435	$429	$433	$423	$895	$834

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc.

Fixed Maturities - By Security Type - AFG Consolidated

($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
June 30, 2017	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$314	$314	$—	1%	1%
States, municipalities and political subdivisions	6,837	7,056	219	19%	16%
Foreign government	256	260	4	1%	1%
Residential mortgage-backed securities	3,254	3,567	313	9%	8%
Commercial mortgage-backed securities	1,041	1,085	44	3%	2%
Asset-backed securities	7,108	7,191	83	19%	16%
Corporate and other bonds	17,760	18,370	610	48%	41%

Total AFG consolidated	$36,570	$37,843	$1,273	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.40%
Net of investment expense (a)	4.36%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2016	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$348	$348	$—	1%	1%
States, municipalities and political subdivisions	6,677	6,808	131	19%	16%
Foreign government	256	261	5	1%	1%
Residential mortgage-backed securities	3,371	3,639	268	11%	9%
Commercial mortgage-backed securities	1,446	1,493	47	4%	3%
Asset-backed securities	5,962	5,959	(3)	17%	14%
Corporate and other bonds	16,034	16,395	361	47%	40%

Total AFG consolidated	$34,094	$34,903	$809	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%
Net of investment expense (a)	4.48%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc.

Fixed Maturities - By Security Type Portfolio

($ in millions )

	June 30, 2017				December 31, 2016
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$264	$264	$—	4%	$295	$295	$—	4%
States, municipalities and political subdivisions	2,677	2,725	48	37%	2,588	2,605	17	39%
Foreign government	245	247	2	3%	245	249	4	4%
Residential mortgage-backed securities	943	1,003	60	14%	980	1,026	46	15%
Commercial mortgage-backed securities	107	110	3	1%	142	144	2	2%
Asset-backed securities	1,640	1,648	8	22%	1,445	1,440	(5)	21%
Corporate and other bonds	1,351	1,377	26	19%	976	993	17	15%

Property and Casualty Insurance	$7,227	$7,374	$147	100%	$6,671	$6,752	$81	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.75%				3.88%
Net of investment expense (a)	3.65%				3.67%
Tax equivalent, net of investment expense (b)	4.15%				4.20%
Approximate average life and duration:
Approximate average life	5 years				4.5 years
Approximate duration	4 years				3.5 years

	June 30, 2017				December 31, 2016
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$49	$49	$—	0%	$52	$52	$—	0%
States, municipalities and political subdivisions	4,160	4,331	171	14%	4,089	4,203	114	15%
Foreign government	11	13	2	0%	11	12	1	0%
Residential mortgage-backed securities	2,310	2,551	241	9%	2,390	2,601	211	9%
Commercial mortgage-backed securities	934	975	41	3%	1,304	1,349	45	5%
Asset-backed securities	5,468	5,543	75	18%	4,517	4,519	2	16%
Corporate and other bonds	16,409	16,993	584	56%	15,058	15,402	344	55%

Total Annuity and Run-off	$29,341	$30,455	$1,114	100%	$27,421	$28,138	$717	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.54%				4.72%
Net of investment expense (a)	4.52%				4.67%
Approximate average life and duration:
Approximate average life	7 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.
Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc.

Fixed Maturities - Credit Rating

($ in millions)

	June 30, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,144	$6,250	$106	17%
AA	8,064	8,303	239	22%
A	8,905	9,193	288	24%
BBB	9,939	10,284	345	27%

Subtotal - Investment grade	33,052	34,030	978	90%
BB	652	664	12	2%
B	353	357	4	1%
Other (b)	2,513	2,792	279	7%

Subtotal - Non-Investment grade	3,518	3,813	295	10%

Total	$36,570	$37,843	$1,273	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,117	$6,189	$72	18%
AA	7,123	7,257	134	21%
A	8,323	8,487	164	24%
BBB	8,999	9,193	194	26%

Subtotal - Investment grade	30,562	31,126	564	89%
BB	687	695	8	2%
B	446	445	(1)	1%
Other (b)	2,399	2,637	238	8%

Subtotal - Non-Investment grade	3,532	3,777	245	11%

Total	$34,094	$34,903	$809	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc.

Mortgage-Backed Securities - AFG Consolidated

($ in millions)

June 30, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$230	$230	$—	5%	1%
Prime (Non-Agency)	1,370	1,533	163	33%	3%
Alt-A	1,104	1,209	105	26%	3%
Subprime	550	595	45	13%	1%
Commercial	1,041	1,085	44	23%	2%

Total AFG consolidated	$4,295	$4,652	$357	100%	10%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 79%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 710; Subprime 641.

•	95% of our Commercial MBS portfolio is investment-grade rated (80% AAA) and the average subordination for this group of assets is 32%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 5 years.

December 31, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$243	$243	$—	5%	0%
Prime (Non-Agency)	1,406	1,557	151	30%	4%
Alt-A	1,093	1,170	77	23%	3%
Subprime	629	669	40	13%	2%
Commercial	1,446	1,493	47	29%	3%

Total AFG consolidated	$4,817	$5,132	$315	100%	12%

American Financial Group, Inc.

Mortgage-Backed Securities Portfolio

($ in millions)

Property and Casualty Insurance:	June 30, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$184	$183	$(1)	16%	2%
Prime (Non-Agency)	195	212	17	19%	2%
Alt-A	333	362	29	33%	4%
Subprime	231	246	15	22%	2%
Commercial	107	110	3	10%	1%

Total	$1,050	$1,113	$63	100%	11%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$192	$191	$(1)	17%	2%
Prime (Non-Agency)	187	202	15	17%	2%
Alt-A	342	361	19	31%	4%
Subprime	259	272	13	23%	3%
Commercial	142	144	2	12%	1%

Total	$1,122	$1,170	$48	100%	12%

Annuity and Run-off:	June 30, 2017
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$46	$47	$1	1%	0%
Prime (Non-Agency)	1,174	1,308	134	37%	4%
Alt-A	771	847	76	24%	2%
Subprime	319	349	30	10%	1%
Commercial	934	975	41	28%	3%

Total	$3,244	$3,526	$282	100%	10%

	December 31, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$51	$52	$1	1%	0%
Prime (Non-Agency)	1,218	1,343	125	34%	4%
Alt-A	751	809	58	21%	3%
Subprime	370	397	27	10%	1%
Commercial	1,304	1,349	45	34%	5%

Total	$3,694	$3,950	$256	100%	13%

American Financial Group, Inc.

Mortgage-Backed Securities - Credit Rating

($ in millions)

	June 30, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,320	$1,368	$48	29%
AA	107	111	4	2%
A	253	267	14	6%
BBB	254	269	15	6%

Subtotal - investment grade	1,934	2,015	81	43%
BB	206	209	3	4%
B	271	278	7	6%
Other	1,884	2,150	266	47%

Total	$4,295	$4,652	$357	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,668	$1,720	$52	34%
AA	164	169	5	3%
A	256	268	12	5%
BBB	274	288	14	6%

Subtotal - investment grade	2,362	2,445	83	48%
BB	211	212	1	4%
B	330	333	3	6%
Other	1,914	2,142	228	42%

Total	$4,817	$5,132	$315	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A

American Financial Group, Inc.

Fixed Maturities - Credit Rating by Type

($ in millions)

	Fair Value - June 30, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$270	$1,811	$157	$499	$869	$2,418	$226	$6,250	17%
AA	36	4,563	85	93	18	2,150	1,358	8,303	22%
A	—	522	14	206	61	1,705	6,685	9,193	24%
BBB	—	51	4	183	86	838	9,122	10,284	27%

Subtotal - Investment grade	306	6,947	260	981	1,034	7,111	17,391	34,030	90%
BB	—	4	—	185	24	1	450	664	2%
B	—	5	—	266	12	—	74	357	1%
CCC, CC, C	—	8	—	989	4	3	25	1,029	3%
D	—	—	—	552	—	—	—	552	1%

Subtotal - Non-Investment grade	—	17	—	1,992	40	4	549	2,602	7%
Not Rated	8	92	—	594	11	76	430	1,211	3%

Total	$314	$7,056	$260	$3,567	$1,085	$7,191	$18,370	$37,843	100%

	Fair Value - December 31, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$299	$1,727	$171	$508	$1,213	$2,053	$218	$6,189	18%
AA	41	4,388	30	127	42	1,480	1,149	7,257	21%
A	—	501	55	170	98	1,593	6,070	8,487	24%
BBB	—	69	5	202	86	813	8,018	9,193	26%

Subtotal - Investment grade	340	6,685	261	1,007	1,439	5,939	15,455	31,126	89%
BB	—	4	—	184	29	16	462	695	2%
B	—	8	—	307	25	1	104	445	1%
CCC, CC, C	—	11	—	963	—	3	32	1,009	3%
D	—	—	—	679	—	—	—	679	2%

Subtotal - Non-Investment grade	—	23	—	2,133	54	20	598	2,828	8%
Not Rated	8	100	—	499	—	—	342	949	3%

Total	$348	$6,808	$261	$3,639	$1,493	$5,959	$16,395	$34,903	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.